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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of Earliest Event Reported):
                               September 29, 2003

                            HEALTH CARE REIT, INC.
            (Exact name of registrant as specified in its charter)


        Delaware                    1-8923             34-1096634
(State or other jurisdiction      (Commission         (IRS Employer
   of incorporation)              File Number)      Identification No.)

One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio         43603-1475
(Address of principal executive offices)                     (Zip Code)

      (Registrant's telephone number, including area code): 419-247-2800



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ITEM 5. OTHER EVENTS.

         On September 29, 2003, the Company filed a Certificate of Designation with the Secretary of State of Delaware to authorize the issuance of 1,060,000 shares of 6% Series E Cumulative Convertible and Redeemable Preferred Stock (the "Series E Preferred Stock"). Also on September 29, 2003, the Company issued all of the authorized shares of the Series E Preferred Stock as partial consideration for an acquisition of assets by the Company, with the shares valued at $26,500,000 for such purposes.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits.

             3.1 Certificate of Designation of 6% Series E Cumulative Convertible and Redeemable Preferred Stock of Health Care REIT, Inc.

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                                  SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HEALTH CARE REIT, INC.

                                  By: /s/ GEORGE L. CHAPMAN
                                     ---------------------------
                                          George L. Chapman

                                  Its: Chairman of the Board and Chief
                                       Executive Officer

Dated: October 1, 2003




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                                 EXHIBIT INDEX



                 Designation
                Number Under
                Item 601 of
Exhibit No.    Regulation S-K     Description
-----------    --------------     -----------

   3.1              3             Certificate of Designation of 6% Series E
                                  Cumulative Convertible and Redeemable
                                  Preferred Stock of Health Care REIT, Inc.


















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